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                                                            Exhibit 10


                   [GOODWIN, PROCTER & HOAR LLP LETTERHEAD]

                               February 4, 1997


Five Arrows Short-Term Investment Trust
International Currency Fund
3435 Stelzer Road
Columbus, Ohio 43219


Gentlemen:

        As counsel to Five Arrows Short-Term Investment Trust (the "Trust"), we have been asked to render our opinion in connection with the issuance by the Trust of shares of the U.S. Dollar Fund, the Pound Sterling Fund, the Deutsche Mark Fund and the Canadian Dollar Fund (the "Funds"), the series of the Trust which have been established and designated in Section 4.2 of the Trust's Agreement and Declaration of Trust dated August 13, 1996, as amended to date, and as more fully described in the Prospectus and Statement of Additional Information contained in the Form N-1A Registration Statement filed by the Trust.

        We have examined the Agreement and Declaration of Trust dated August 13, 1996 of the Trust, as amended to date, the By-Laws of the Trust, certain resolutions adopted by the Board of Trustees of the Trust, the Prospectus, the Statement of Additional Information and such other documents as we deemed necessary for purposes of this opinion.

        As counsel to International Currency Fund (the "Portfolio Trust"), we have also been asked to render our opinion in connection with the issuance by the Portfolio Trust to the Trust of shares of the U.S. Dollar Portfolio, the Pound Sterling Portfolio, the Deutschemark Portfolio and the Canadian Dollar Portfolio (the "Portfolios"), the series of the Portfolio Trust which have been established and designated in Section 4.2 of the Trust's Amended and Restated Agreement and Declaration of Trust dated October 16, 1996, as amended to date, and as more fully described in Part A and Part B contained in the Form N-1A Registration Statement filed by the Portfolio Trust.

        We have examined the Agreement and Declaration of Trust dated October 16, 1996 of the Portfolio Trust, as amended to date, the By-Laws of the Portfolio Trust, as amended to date, certain resolutions adopted by the Board of Trustees of the Portfolio Trust, the


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                        [GOODWIN, PROCTER & HOAR LLP]

Five Arrows Short-Term Investment Trust
February 4, 1997
Page 2


Registration Statement and such other documents as we deemed necessary for purposes of this opinion.

        Based upon the foregoing, we are of the opinion that the shares of the Funds and Portfolios which are the subject of the foregoing Registration Statements will, when sold in accordance with the terms of the Prospectus and Statement of Additional Information and the procedures described therein, in the case of the Trust, and Part A and Part B of the Registration Statement, in the case of the Portfolio Trust, in effect at the time of the sale, be legally issued, fully-paid and nonassessable by the Trust or the Portfolio Trust, as the case may be.

        We consent to being named in the Registration Statements for the Trust and Portfolio Trust and to a copy of this opinion being filed as an exhibit to the foregoing Registration Statements.


                                       Very truly yours,

                                       /s/ Goodwin, Procter & Hoar LLP

                                       GOODWIN, PROCTER & HOAR LLP